                                                                EXHIBIT 10.21


                           SMITH MICRO SOFTWARE, INC.

       AMENDED AND RESTATED SOFTWARE LICENSING AND DISTRIBUTION AGREEMENT


        THIS AMENDED AND RESTATED SOFTWARE LICENSING AND DISTRIBUTION AGREEMENT, including Appendices A, B, and C attached hereto (hereinafter the "Agreement"), is made this 18 day of April, 1996 and amends and restates the Software Licensing and Distribution Agreement dated March 20, 1996, which date also shall be the effective date of this agreement (the "Effective Date"), by and between SMITH MICRO SOFTWARE, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter referred to as "SMSI"), and U.S. Robotics Access Corp., a corporation organized and existing under the laws of the State of Delaware. This Agreement shall apply solely to the Personal Communications Division, which hereinafter shall be referred to as "USR".

1.      Termination of Prior Agreement.

        The parties hereto hereby terminate the Authorized OEM Agreement between the parties dated July 1, 1995. The new pricing in Appendix A shall take effect as of the Effective Date of this Agreement. The parties further agree that this termination shall not obligate USR to comply with Paragraph 6.3 of the Authorized OEM Agreement. This Agreement also supersedes the Software licensing and distribution Agreement dated March 20th, 1996.

2.      Rights and Licenses Granted to USR, Services, Term.

        2.1 SMSI publishes the software programs listed in Appendix "A" and documentation and instruction manuals related to the software programs (the "Licensed Products"). SMSI herby grants USR a non-exclusive, non-transferable right to market, distribute and sublicense the Licensed Products to distributors, re-sellers, OEM customers of USR and end users, solely in conjunction with the sale of modems of USR, and not as separate, unbundled products. SMSI shall have exclusive rights to duplicate floppy diskettes for one year for the Licensed Products in Appendix A. The term of this Agreement shall be one (1) year from the date hereof, and shall renew automatically for additional one year periods unless either party gives the other party written notice of cancellation at least sixty (60) days prior to the end of the then current term. In addition, USR may terminate this Agreement - and any USR division or entity executing an addendum hereto may terminate that addendum - in its entirety or with respect to any one or more Licensed Products, at any time for any reason upon ninety (90) days written notice.

3.      Obligations.

        3.1 USR's Obligations with Respect to Sales and Support. USR shall license Fax Data/Voice and Telephony software for all modem products that are currently shipping with SMSI products, sold under the USR name, from SMSI on a non-exclusive basis. For each modem model that currently ships with SMSI software, USR shall include a copy of the Licensed Products with each modem shipped during the term of this agreement. The Licensed Product shall be subject to the end user license agreement provided by SMSI. USR may include the promotional literature (either in electronic or hard copy form), furnished by SMSI with respect to other products of SMSI including products which provide enhancement upgrades to the Licensed Products. Such promotional material shall e subject to approval by USR, which approval shall not be unreasonably withheld. USR shall promote the fact that the Licensed Products are included with modems shipped by including references to SMSI and the Licensed Products on modem product packaging, advertising and promotional literature. USR shall provide technical support in the operation of the Licensed Products to its distributors, re-sellers, OEM customers, end users and others to whom USR provides the Licensed Products. In the event USR changes the design of any modem product with which it ships the Licensed Products, USR shall promptly supply a sample of such modem, as changed, to SMSI at no charge. If the changes are only in firmware, then the new firmware will be forwarded to SMSI promptly at no charge. Should such design changes require software modifications, SMSI reserves the right to charge USR for the reasonable costs of such changes. These engineering fees will not be charged for software updates that SMSI and USR mutually agree are required to accommodate the natural progression of hardware features in the industry. The fees for these design changes and other Engineering modifications requested of SMSI are outlined in Appendix B of this document. USR shall establish a registration procedure by which end users of its modems may register ownership. USR shall provide this registration information to SMSI every 8 weeks in ASCII or DBF, Machine readable format.

        3.2     SMSI's Obligations.

        SMSI shall use its commercially reasonable efforts to assure that the Licensed Products are compatible with the modems of USR. SMSI shall provide technical support in the operation of the Licensed Products to the customer service staffs of USR to assist the customer service staffs in supporting the Licensed Products but SMSI shall not be otherwise obligated to provide technical support. USR agrees to reimburse SMSI for reasonable travel expenses incurred to provide such training. These travel expenses shall not be charged for new product introductions or sales efforts of any kind by the SMSI staff. At SMSI's request, USR shall place the SMSI retail products and commercials for such products on the USR Compact Disk ("CD"), (commercials for the retail products shall not exceed 10 Megabytes) for the purpose of upgrading customers to the SMSI retail products. SMSI will pay USR *** of the gross sales revenues attributable to upgrades directly generated by sales off the USR CD.

4.      Delivery.

        SMSI shall deliver Licensed Products to USR on acceptance of purchase orders, subject to the normal processing schedules of SMSI. USR shall include a copy of SMSI's End-User License Agreement with the Licensed Products. SMSI shall maintain the capability to produce the Licensed Products outside California in the event it is unable to produce the Licensed Products in California as a result of a natural disaster.

5.      Payment Schedule, Fees and Charges.

        5.1 Price. USR shall pay royalties for the Licensed Products according to the prices specified in Appendix A hereto. USR may order all or any of the Licensed Products in its sole discretion. Appendix A also includes a list of Licensed Products Components. USR has the right to purchase all or any of the Licensed Products Components in Appendix A, in its sole discretion, for which USR shall pay the prices set forth in Appendix A.

6.      Copies of Licensed Products.

        Except as provided herein solely for technical support purposes, USR shall not have the right to copy, duplicate or otherwise reproduce the Licensed Products or any component part of the Licensed Products.

7.      Termination.

        7.1 Default. Each party has the right to terminate this Agreement on forty-five (45) days prior notice in writing to the other party for the following reasons or causes:

                7.1.1 If such other party materially breaches or is in material default of any obligation hereunder, which breach or default is incapable of cure or, which, being capable of cure, has not been cured within forty-five (45) days (or ten (10) days in case of non-payment), after service of written notice of default of the non-breaching party;

                7.1.2 If such other party becomes insolvent, is adjudicated bankrupt or if a receiver or trustee is appointed for such party for a substantial portion of its assets, or if such party institutes or becomes a party to any proceeding for the settlement of debts or an assignment for the benefit of creditors of such party, and the situation is not corrected within thirty (30) days after it received written notice from the non-breaching party. If this situation occurs, USR has the right to continue shipping the Licensed Products.

        7.2 Force Majeure, Suspension and Termination. In the event that either USR or SMSI is unable to perform any of its obligations under this Agreement or to enjoy any of its benefits because of natural disaster, actions or decrees of governmental

----------------
*** Confidential portion has been filed separately with the Securities and Exchange Commission bodies or communications line failure not the fault of such party (hereinafter referred to as a "Force Majeure Event"), such party immediately shall give notice to the other and shall do everything possible to resume performance. Upon receipt of such notice, this Agreement shall immediately be suspended. If the period of nonperformance exceeds sixty (60) days from the receipt of notice of the Force Majeure Event, the other party may, by giving written notice, terminate this Agreement. However, delays in delivery due to Force Majeure Events shall automatically extend the delivery date for a period equal to the duration of such events; any warranty period affected by a Force Majeure Event shall likewise be extended for a period equal to the duration of such event.

        7.3 Conditions Upon Termination. The following conditions shall apply upon termination:

                7.3.1 USR shall erase or destroy all master copies or copies or portions thereof contained or stored in any form or media, including the memory of a computer or computer system in its possession or under its control, provided however USR may sublicense all Licensed Products then existing in OEM's inventory subject to the terms and conditions of this Agreement.

                7.3.2   USR shall certify to SMSI that the requirements of
Section 7.3.1 have been completed within fifteen (15) days of termination.

        7.4 Addition to Other Rights. The termination rights set forth above shall be in addition to, and not in substitution for, any other remedies that may be available to the party serving notice upon the other party, and any termination and any exercise of any such right shall not relieve the party receiving notice from any obligations accrued to the date of such termination or relieve such from liability and damage to the other for breach of this Agreement. No termination hereunder shall terminate any end user license.

        7.5 Survival. The obligations of the parties under Sections 7, 8, 9, and 10 shall survive termination of any license hereunder.

        7.6 Notwithstanding any other provision of this Section 7 to the contrary, USR shall be entitled to retain, for a period of five (5) years following the termination of this Agreement, such copies of the Licensed Products as may be reasonably required for the use of USR's customer support personnel in connection with providing ongoing support to USR's customers who are end users of the Licensed Products. Further, the termination of this Agreement shall not in any way affect USR's rights under end-user licenses for the Licensed Products heretofore or hereafter acquired by USR otherwise than pursuant to this Agreement.

8.      Warranties.

        8.1 SMSI's Warranties. SMSI warrants that during the Warranty Period (as defined below), the Licensed Products furnished hereunder shall be free from significant programming errors and from any defect in workmanship and materials which would cause such Licensed Products to be not merchantable. This warranty shall be of no effect should USR cause the Licensed Products to be modified without the written consent of SMSI.

        8.2 SMSI's Fulfillment of Warranty Obligations. If at any time during the 90-day period immediately following the date on which any Licensed Product is first shipped to USR (the "Warranty Period") SMSI or USR shall discover one or more defects or errors in the Licensed Products or any other respect in which the Licensed Products fails to conform to the provisions of any warranty contained in this Agreement, SMSI shall, entirely at its own expense, promptly correct such defect, error or nonconformity by, among other things, supplying USR with corrected versions of the Licensed Products.

        8.3 No Warranty Pass-Through. USR shall not pass through to its customers, end users or any other third party the warranties made by SMSI under this Agreement. USR shall make no representations to its customers, end users or any other third party on behalf of SMSI. No warranty, representation or agreement herein shall be deemed to be made for the benefit of any customer, end user, or licensee of USR or any other third party.

        8.4 LIMITATION OF LIABILITY. THE FOREGOING WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

                CONSEQUENTIAL DAMAGES. IN NO EVENT SHALL EITHER OF THE PARTIES HERETO BE LIABLE TO THE OTHER FOR THE PAYMENT OF ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS, REVENUE, DATA, OR USE, INCURRED BY EITHER PARTY OR ANY THIRD PARTY, WHETHER IN AN ACTION IN CONTRACT OR TORT OR BASED ON A WARRANTY, EVEN IF THE OTHER PARTY OR ANY OTHER PERSON HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE REMEDIES PROVIDED FOR HEREIN EMBODY THE ESSENTIAL PURPOSE OF THE PARTIES HERETO WITH RESPECT TO REMEDIAL ACTION IN THE EVENT OF BREACH OF THIS AGREEMENT.

        8.5 USR's Warranties with respect to software provided for inclusion in Compact Disc products. USR warrants that it owns or has the right to use, as contemplated herein, all items delivered to SMSI by or for USR for use in connection with the production, printing, and/or packaging of Compact Discs hereunder, including without limitation, Third Party Software, master media, art work and packaging (hereinafter referred to as the "Materials") and has the right to deliver all materials to SMSI and to have the Materials reproduced as provided herein. USR also warrants that it owns or has the right to use all copyrights in the contents of materials (including without limitation any computer code embedded therein) and has the unrestricted right to permit SMSI to perform the services hereunder. USR further warrants that the text, images, audio and other data or in the Materials will not infringe any intellectual property or personal right held by any party.

        8.6     Indemnification

                8.6.1 SMSI agrees to defend USR from any claims, suit or proceeding alleging that the Licensed Products infringe any third party United States or foreign patent, trademark, trade name or copyright or claimed infringement or misappropriation of intellectual rights, and to pay any liabilities, damages, costs and expenses (including the actual fees of attorneys and other professionals and all related costs and expenses) finally awarded in any such claim, suit or proceeding.

        8.6.2 The indemnifying party shall be relieved of the foregoing obligation unless (i) the other party promptly notifies the indemnifying party of any such claim, (ii) the indemnifying party shall have sole control of the defense and all related settlement negotiations, and (iii) the other party provides the indemnifying party with the assistance, information and authority necessary to perform the above. However, if the other party desires to have separate legal representation in any such action, it shall be responsible for the costs and fees related to its separate counsel. In the event the Licensed Products or software provided by USR are finally held or believed by the indemnifying party to infringe a third party's rights, the indemnifying party shall use reasonable efforts to obtain a license under the rights that have been infringed, to modify the infringing product so they are noninfringing or to provide to the other party substitute products that are noninfringing; provided that if in the indemnifying party's judgment such options are not commercially reasonable, the indemnifying party may terminate the licenses granted hereunder upon written notice to the other party. SMSI shall have no liability for infringement based on (a) use of other than the current release of the Licensed Products, (b) modification of the Licensed Products by any party other than SMSI, or (c) the combination or use of the Licensed Products with any other software, equipment, product, device, item or process not furnished by SMSI or not contemplated under this Agreement, if such infringement would have been avoided by the use of the Licensed Products as contemplated herein or alone and in their current unmodified form. THE INDEMNIFICATION OBLIGATIONS HEREUNDER ARE IN LIEU OF ANY EXPRESS OR IMPLIED WARRANTIES OF NON-INFRINGEMENT WHICH ARE HEREBY DISCLAIMED.

9.      Proprietary Information, Publicity.

        9.1 USR agrees that the Licensed Products provided hereunder, and any copies thereof, in whole or in part, and all intellectual property rights, including without limitation, patent, copyrights, trademark, trade secret, and any other intellectual or industrial property rights, are and shall remain the sole property of SMSI, and that all rights thereto are reserved by SMSI. USR agrees that it will not create derivatives of such Licensed Products, nor use, copy, disclose, sell, assign, sublicense, or otherwise transfer the Licensed Products except as expressly provided in this Agreement. USR is prohibited from the disassembly or decompilation of the object code without the written consent of SMSI. the copyright to the Licensed Products shall remain the sole property of SMSI, which reserves all rights thereto, and nothing contained herein, shall be construed to compromise such ownership right. USR shall not remove any copyright notices on Licensed Products' diskette labels or end user documentation. USR shall only refer to the Licensed Products using the names set forth in Appendix A attached hereto, and by no other name. USR shall restrict its sub-licensees of the Licensed Products similarly.

        9.2 Each party acknowledges that all information (a) concerning the existence of or terms and conditions of this Agreement, or (b) disclosed by the other party and designated as confidential is "Confidential and Proprietary Information." Each party agrees that it will not permit the duplication, use or disclosure of any such Confidential and Proprietary information to any person (other than its own employees and representatives who are informed of the confidential nature of the information and who have executed appropriate non disclosure agreements), unless authorized in writing by the other party. "Confidential and Proprietary Information" is not meant to include any information which, at the time of disclosure, is generally known by the public and any competitors of either party.

        9.3 SMSI shall not issue any press release or other public notice relating to this Agreement without the written consent of USR, which shall not be unreasonably withheld. Each party hereby grants to the other party the right to use the granting party's trademark(s), trade name(s) and product name(s) in conjunction with authorized advertising, press releases or other marketing-related activities.

10.     Miscellaneous.

        10.1 Applicable Law. This Agreement shall be governed by the laws of the State of California applicable to agreements made and to be performed in California including such state's Uniform Commercial Code, except that if any provision of the Agreement shall be inconsistent therewith, the terms of this Agreement shall prevail. Venue for any such action shall be in Cook County, Illinois.

        10.2 Notices. Any notice or other communication hereunder shall be in writing and deemed given if personally delivered or sent to a party by commercial overnight delivery or registered or certified mail, return receipt requested or, first class mail to the following addresses:

To SMSI:
Smith Micro Software, Inc.
51 Columbia
Aliso Viejo, CA 92656
Attn: Mr. Robert Caggiano
Telephone (714) 362-5800
Fax (714) 362-2300

To USR:
U.S. Robotics Access Corp.
7770 North Frontage Rd.
Skokie, IL 60077
Attn: Mr. Rob Thomsen
Telephone (708) 676-7010
Fax (708) 676-7320

with a copy to:

U.S. Robotics Access Corp.
Legal Department
8100 N. McCormick Blvd.
Skokie, IL 60076
Telephone (708) 933-5830
Fax (708) 933-5149

Notices delivered personally, by overnight delivery or by registered or certified mail shall be deemed communicated as of actual receipt; notices sent by first class mail shall be deemed communicated as three (3) business days after mailing. Each party may change such party's address by written notice in accordance with this section.

        10.3 Independent Contractors. The parties are not employees or legal representatives of the other party for any purpose. Neither party shall have the authority to enter into any contracts in the name of or on behalf of the other party.

        10.4 Waiver. No term or provision hereof shall be deemed waived and no breach excused unless such waiver or consent shall be in writing and signed by the party claimed to have waived or consented.

        10.5 Assignment. Neither party shall assign or subcontract all or any part of this Agreement, or any interest therein, without the other party's prior written consent, except that USR may assign to any corporate affiliate without SMSI's consent.

        10.6 Binding Effects; Benefits. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors and assigns. Nothing herein is intended to confer on any person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under, or by reason of, this Agreement.

        10.7 Attorney's Fees. In the event of any controversy, claim or dispute between the parties hereto arising out of or relating to this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party its reasonable expenses including, but not by way of limitation, attorney's fees.

        10.8 Severability. If any of the provisions of this Agreement shall be declared void by a court of competent jurisdiction, such provisions shall be severable and independent from the other provisions of this Agreement, and the validity of the other provisions and of the entire Agreement shall not be affected thereby.

        10.9 Captions; Headings. The headings of articles, sections and other subdivisions hereof are inserted only for the purpose of convenient reference and it is recognized that they may not adequately or accurately describe the contents of the sections which they head. Such headings shall not be deemed to govern, limit, modify, or in any other manner affect the scope, meaning or intent of the provisions of this Agreement or any part or portion thereof, nor shall they otherwise be given any legal effect.

        10.10  Entire Agreement.

        This Agreement, together with all appendices or other attachments referenced herein, constitutes the entire agreement between SMSI and OEM and supersedes all proposals, oral and written, between the parties on this subject.

        10.11 Counterparts. This Agreement may be executed in counterparts, which together shall constitute the contract of the parties.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and each hereby warrants and represents that the persons signing on its behalf has been and is on the date of this Agreement duly authorized by all necessary and appropriate corporate action to execute this Agreement.

SMITH MICRO SOFTWARE, INC.



By:  /s/ WILLIAM W. SMITH, JR.
   -----------------------------------

Title: President/CEO     Date: 4/18/96
      ------------------      --------



U.S. ROBOTICS ACCESS CORP.

By:  /s/ MICHAEL SEEDMAN
   -----------------------------------

Title:  V.P., G.M        Date: 6/19/96
      ------------------      --------

                                   APPENDIX A

                 SMSI and U.S. Robotics Access Corp. Agreement

1.  a.  Domestic Licensed Products:

        1.  QuickLink II FAX and DATA for Windows/DOS or Windows
        2.  QuickLink MessageCenter FAX/DATA/Voice/Telephony for Windows
        3.  MacComCenter
        4. Private Label OEM Software for FAX and DATA for Windows and/or Windows 95
        5. Private Label OEM Software for FAX/DATA/VOICE/TELEPHONY for Windows and/or Windows 95
        6.  MacComCenter With Voice Module

    NOTE: Private Label OEM Software name will be determined by USR. This software will be a derivative of the HotFax and HotFax MessageCenter code base. The feature is outlined in Appendix C, and is mutually agreed on by USR and SMSI in order to maximize upgrades to the HotFax and HotFax MessageCenter software on the CD and in order to reduce the number of disks for the OEM Kitted solution.

    b.  All Freight will be F.O.B. SMSI.

    c.  Payment terms: Net 30 from date of shipment to USR or acting agent.

PRICING FOR LICENSED PRODUCT COMPONENTS (PER UNIT BASIS):
---------------------------------------------------------
PRODUCT COMPONENTS                              PRICE
---------------------------------------------------------
 QuickStart Guide and Brochure for               ***
 MacComCenter, MessageCenter, QuickLink II
 Win/DOS, Private Label OEM Software for
 FAX/DATA/VOICE/TELEPHONY and FAX/DATA
---------------------------------------------------------
 MacComCenter Manual                             ***
---------------------------------------------------------
 MessageCenter II Manual                         ***
---------------------------------------------------------
 QuickLink II Manual                             ***
---------------------------------------------------------
 Duplicated 3.5" Disk with label                 ***
---------------------------------------------------------
 Shrink Wrap                                     ***
---------------------------------------------------------

----------------
*** Confidential portion has been filed separately with the Securities and Exchange Commission

ROYALTIES ON LICENSED PRODUCTS (PER UNIT BASIS):
---------------------------------------------------------
 LICENSED PRODUCTS ROYALTY                       PRICE
---------------------------------------------------------
 QuickLink II Win/DOS Royalty                     ***
---------------------------------------------------------
 QuickLink MessageCenter Royalty                  ***
---------------------------------------------------------
 MacComCenter Royalty                             ***
---------------------------------------------------------
 Private Label OEM Software for FAX/DATA for      ***
 Windows and/or Windows 95
---------------------------------------------------------
 Private Label OEM Software for                   ***
 FAX/DATA/VOICE/TELEPHONY Windows and/or
 Windows 95
---------------------------------------------------------
 MacComCenter Voice module-Additional Royalty     ***
---------------------------------------------------------


---------------
*** Confidential portion has been filed separately with the Securities and Exchange Commission

                                   APPENDIX B

                                ENGINEERING FEES

Reasonable engineering fees will be charged for custom projects requested by USR. The format for creating the charge for these engineering fees will be as follows:

1.      USR creates statement of work.

2. SMSI responds to statement of work with outline of project including an estimate of hours.

3. USR signs off on estimate of hours. Fees will not be less than *** of hourly estimate or more than *** of hourly estimate. If USR requires changes to the specifications after work has begun, these changes will be priced separately according to the same method outlined above.

4. SMSI bills USR for project at *** per hour. 50% due at start of project, 50% due upon sign off of Master Release Authorization Form First Customer Ship of completed product.

---------------
*** Confidential portion has been filed separately with the Securities and Exchange Commission

                                   APPENDIX C



The below specification is for the WIN/Win95 version of licensed product. This fax/data and fax/data/voice/speakerphone product is based on HotFax and HotFax Message Center code base. This list of features is only a starting point that both parties agree upon. New features will be added to private label OEM version as mutually agreed upon by both parties.

GENERAL                                                                                           OEM    RETAIL
Location Setup                            Tells the program where you are in the world,           X       X
                                          based on install.

Advanced Location                         Define Toll calling, Custom Area Code dialing etc.      X       X

Look and Feel                             Makes Win 16 apps look like Win95 apps                  X       X
Look and Feel Setup                       Win 16 only                                             X       X
Auto-Bridge                               Reads Quicklink setup information, imports              X       X
                                          HotLine and WinFax database                             X       X

Mobile Features                           (Retail and QL Mobile) simple Mobile vs. Land           X       X
                                          Line switch

Caller ID                                 Shows you who called and log it (tbd)                   X       X
Distinctive Ring                          Configure up to 4 different answer types for 1          X       X
                                          phone line

Hot-Keys                                  Run specific features via user defined Hot-Key                  X
Notification                              Option to set notification of incoming fax, data,       X       X
                                          or voice call

MAPI                                      Supports MAPI when available                            X       X
Un-Install                                Un-Install Software                                     X       X
Wireless and Cellular                     Wireless and Cellular Compatible                        X       X
Install Software
Auto Detect                               Automatically detects the modem type, chipset           X       X
                                          identification, COM port

Manual Detect                             Manually set modem type, COM port, and user             X       X
                                          definable modem and initialization strings

Win32-
TAPI                                      Use registered TAPI modems                              X       X
32 bit multithreading                     Smooth multitasking for faxing, and                     X       X
                                          downloading

NT support                                Supports NT 3.51 (most features)                        X       X
Long filenames                            Filenames up to 256 characters                          X       X
Plug and Play                             Run HotFax when you insert your modem                           X
Adds to Office Shortcut Bar               Installer adds HotFax to your Office 95 Taskbar         X       X
Use Exchange Phonebook                    Open the exchange phonebook within HotFax for           X       X
                                          Data and Fax calls

OLE                                       Supports OLE                                            X       X
Attachments - on the fly (Fax Binder)     OLE Container allowing you to easily group                      X
                                          documents together for faxing

OCR
OCR to RTF or Text                        OCR any Fax or image file                                       X

OCR Multiple files                        Queue up a list of faxes to OCR                                 X
Auto OCR on receive                       OCR to In-box upon fax receive                                  X
OCR Setup                                 Advanced features (Auto Page segmentation, etc.)                X

TERMINAL
Scroll-back buffer                        User definable size                                     X       X
Font Selection                            Choose your own Terminal font for each connection       X       X

Terminal Emulstors                        TTY ANSI VT52 VT100 VT102 VT220 3270                    X       X
Function Bar                              20 definable buttons/hot-keys for Macros, Script        X       X
                                          Launching and program execution

Printing                                  Print your screen or terminal buffer                    X       X
Chat Mode                                 Easy chat with single click file transfer               X       X
Scripting                                 Basic like language with 113 verbs                      X       X
Host Mode                                 Simple BBS like features                                X       X
File Transfers                            Xmodem (CRC/lk) Ymodem, Ymodem batch                    X       X
                                          Zmodem Kermit SuperKermit ASCII

File Transfer Setup                       General and ASCII                                       X       X
Adv. File Transfer Setup                  Change setting for Xmodem-Zmodem & Kermit/                      X
                                          SuperKermit

Email support                             Email (via MAPI) your screen or scroll-back buffer      X       X

Learn Mode                                Automatically writes login scripts for you                      X

LOG MANAGER
In place editing                          Reschedule faxes by in-place editing the time to        X       X
                                          send

Printing                                  Print the contents of your folder (receive log/send     X       X
                                          log)

Column sorting                            Sort your folder by clicking on the column              X
                                          heading

Archiving Messages                        Archive/Move your messages into any folder              X       X
Nested Folders                            Create as many folders for fax and voice messages       X       X
                                          as you want

Archiving in ZIP format                   Folders can ZIP your contents into a standard ZIP file  X       X

Message Find                              Find messages in any folder                             X       X
Auto Maintenance                          Folders can automatically move and archive              X       X
                                          messages on particular days of the month

Email support                             Email your faxes and voice messages via MAPI            X       X
Configure Fields                          Configure which columns display on your folder                  X
Fax Host                                  Send and Retrieve your faxes from a remote location             X

FAX
Supports all popular fax cards            Class 1.  Class 2.  Class 2.0 and MWave                 X       X
PhoneBook                                 Name, Company, fax number, and voice number             X       X
Import/Export                             Import/Export phonebook information from ACII           X       X
                                          tab dilimited text

Group Fax                                 Send to a group list                                    X       X


Print Faxes on receive (AutoPrint)        Simulates a plain paper fax machine                     X       X

Fax Preview                               Preview a fax before you send it                        X       X

Attach any document                       Attach feature allows you to pick any                   X       X
                                          file in your system to fax

Cover Pages Selection                     Select for 3 different Cover Page designs               X       X
                                          Include an option to have up to 10 different
                                          cover pages at any time.

Cover Page Import/Export                  Import or export up to 10 different cover pages         X       X

View faxes on receive                     Option to load the new fax into viewer when             X       X
                                          you receive it

More Cover Pages                          40 Professional Cover Pages                                     X

Fax Forwarding                            Forward your faxes to a particular number               X       X

Auto Fax Forward                          Set auto fax forward from local or                              X
                                          remote locations

HotFax Menu                               Integrated HotFax Menu allows one click                         X
                                          faxing from any Windows application

Header Setup                              Enter customized fax header                             X       X

Drag and Drop Faxing                      Easy shortcut to the fax driver on your                 X       X
                                          Win95 desktop


VIEWER

Fax Preview                               Preview your fax before you send it                     X       X

File Support                              .QFX .REC .HFX .BMP .PCX .DCX .TIF                      X       X

Gray-scale support                        Image enhancing to make your faxes                      X       X
                                          more readable on-screen

Scan New Faxes                            With one click, view all your new                       X       X
                                          faxes (Voice product only)

Show all pages                            Show a thumbnail view of all the                                X
                                          pages in a fax

Advanced Imaging Options                  Rotate image any angle, Image Skew,                             X
                                          and Dithering support

Annotation                                Mark up and re-send a fax                                       X

Stamps                                    Makes it easy to lay in a signature block                       X

Advanced File Support                     .GIF .WPG .TGA .WMF PICT and JPEG                               X

Cover Page Designer
Design your own Cover Page                Choose from a pallet of tools to text and                       X
                                          image design

Design your own Header                    Create a header just like you create a                          X
                                          cover page

VOICE

Voice Answering Machine                   Configure up to 10 mailboxes                            X       X

Fax-On-Demand                             Add up to 10 documents per mailbox                      X       X

Fax-On-Demand                             Add up to 100 documents per mailbox                             X

Call Transfer                             Transfer a call from a mailbox to                       X       X
                                          another phone number

Urgent Paging                             Page to numeric or Alpha numeric pager                  X       X

Speakerphone                              With supporting hardware                                X       X

Sound Card Support                        Play your voice messages through your                   X       X
                                          sound card

Music On Hold                             Play a MIDI file while the user is on hold              X       X

Redial Last                               Redial last number dialed                               X       X

10,000 Mailboxes                          Almost unlimited number of voice mailboxes                      X


COVER PAGE DESIGNER

Design your own Cover Page                      Choose from a pallet of tools to text                   X
                                                and image design

Design your own Header                          Create a header just like you create                    X
                                                a cover page

PAGING

Outbound Paging                                 Windows 95 support only                                 X

Page on Email receive                           Win95 only                                              X
